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                                                                   Exhibit 10.16



                              [SHANGHAI WIND LOGO]


                         SECURITIES INFORMATION DATABASE

                                SERVICE CONTRACT

Party A: China Finance Online (Beijing) Co., Ltd. (hereinafter referred to as "Party A")

Party B: Shanghai Wind Information Co., Ltd. (hereinafter referred to as "Party B")

Contract No.:_______________
Signature Place:____________
Signature Date:_____________

     To protect the legal rights and interests of both Party A and Party B, both Parties hereby enter into this Contract in accordance with the Contract Law of the People's Republic of China and other relevant laws and regulations and on the basis of equality and free will.

CLAUSE I. CONTENT AND FORMS OF SERVICES PROVIDED BY PARTY B TO PARTY A

     1. Upon signing this Contract, Party A shall have the right to use the WIND raw-data database (see Appendix I for details).

     2. Party B shall install the WIND raw-data database for Party A and provide Party A with information about the database structure and relevant support documents.

     3. Starting from the date when Party B authorizes Party A to use the database, the database shall be upgraded according to the data upgrading processes determined by the technical departments of both Parties. If Party B fails to upgrade the database due to power failure, equipment breakdown or other force majeure, Party B shall re-transmit the data on the next day. If Party B fails to re-transmit on the next day, Party B shall extend the services free of charge for another month every time when such an incidence occurs.

     4. Party B warrants to timely update Party A on any innovation on the database and any new application of the database so that Party A will have a compressive understanding of the latest development of Party B's database.

CLAUSE II. WORKING CONDITIONS PROVIDED BY PARTY B AND ISSUES OF COORDINATION

     1. Party A shall designate an employee to use the WIND raw-data database so as to maintain a relatively stable technical contact. Meanwhile, Party B shall designate an employee to maintain technical contact with Party A. If the designated employees are changed, both Parties shall timely notify their counterparties.

                     Party A                                           Party B
                     ------------------------------------------------- -------------------------------------------
Name:                Hu Zhicheng                                       Zhang Jie
-------------------- ------------------------------------------------- -------------------------------------------
Phone:               010-66210631; 66210639 x 111                      010-63438508
-------------------- ------------------------------------------------- -------------------------------------------


CLAUSE III. SERVICE FEES AND PAYMENT METHOD

1. The initial installation fee for historical data on the WIND raw-data database is [***************](FN 1); the annual service fee is [******************](FN 1) and the term of this Contract is [******************](FN 1). The total amount of service fees is [******************](FN 1).

-------------
(1) Confidential treatment requested pursuant to Securities and Exchange Commission Rule 406, 17 CFR ss. 230.406, and the Securities and Exchange Commission's rules and regulations promulgated under the Freedom of Information Act, with particular emphasis on 17 CFR ss. 200.80(b)(4)
     (2000).


                                                 REV. 2002  P2, 9 pages in total

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2.    Both Parties agree to make payments in the following methods:

          A: Within one week after signing of this Contract, Party A shall pay Party B [******************](FN 1), and Party B shall send the invoice to Party A via express delivery.

          B: After the database provided by Party B to Party A has been in normal operation for six months, Party A shall pay Party B
     [******************](FN 1) and Party B shall send the invoice to Party A via express delivery.

          C: Both Parties agree that the service fee shall be paid [******************](FN 1).

3. Party B shall install and test the database for Party A within 24 hours upon receipt of the down payment.

4. The service term is from [******************](FN 1) to September 30, 2005. The data transmission shall be based on free will of both Parties. Within 10 days after the expiration of this Contract, Party B shall notify Party A and Party A shall decide whether it needs to continue the data transmission within 10 days upon receipt of the notice. If Party A wishes to continue the data transmission, this Contract shall be extended for [******************](FN 1).

CLAUSE IV. REPRESENTATIONS AND WARRANTIES

     1. Pursuant to the announcements and requirements of the China Securities Regulatory Commission (CSRC), Party B declares that all "information on analyzing and predicting market trend of the stock and future markets and individual stocks or future varieties, as well as articles, comments and reports that provide concrete investment advice" shall come from licensed professionals.

     2. All information and data provided by Party B to Party A may be used only as reference, and Party B shall not be liable to Party A or Party A's customers for such information or data.

     3. Party B warrants the legality of the database content it provides and warrants that the database does not contain any illegal or unlawful content that violates the basic principles of the Constitution, discloses any national secrets, harms the reputation or interests of the state, or disrupts social orders or social stability; and Party B shall be liable for any resultant legal dispute and negative consequence. Party B shall not be liable for any legal dispute or negative consequence arising out of malicious alteration of information due to hacker attacks on Party A or Party B's network system.

CLAUSE V. LIABILITIES FOR BREACH OF CONTRACT

1. Except where specifically provided in this Contract, either Party that breaches this Contract shall be liable for the breach under the Contract Law of the People's Republic of China and other relevant laws and regulations.

2. Party A shall document each of its requirements on the database in the Appendix to this Contract. If no such appendix exists, then Party B's internal requirements for the database shall be deemed the standards. As Party A may need to make modifications when using the database, Party B

                                                 REV. 2002  P3, 9 pages in total

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     warrants that it shall provide additional free service for up to a total of one week's work by one person, beyond which, Party B is entitled to charge extra fees therefor. Party A shall not terminate this Contract unilaterally because of changes to its own requirements.

3. The database provided by Party B contains source codes. Party A has the right to use and process the source codes for the website www.jrj.com.cn, but Party A shall not use them for other purposes or transfer them to third parties without Party B's consent. Otherwise, Party A shall be legally liable and shall pay Party B liquidated damages not less than the total amount of service fees set forth herein.

4. If Party B fails to provide Party A with the services prescribed in Appendix I of this Contract due to change of business model or other changes, Party B shall notify Party A six months in advance so that Party A can make proper arrangement of its businesses in advance. Meanwhile, this Contract shall be terminated and Party A shall not pay the remainder of the fees.

CLAUSE VI. DISPUTE RESOLUTION

     Any disputes arising out of the performance of this Contract shall be resolved through consultation between the Parties. If the consultation fails to resolve the dispute, the dispute shall be resolved through relevant legal procedures.

CLAUSE VII. SUPPLEMENTARY PROVISIONS

     Party A requires Party B to install relevant databases and upgraded programs by August 20th. Meanwhile, Party A shall begin testing and developing applications on the database. Party A shall officially start using the services provided by Party B on October 1.

CLAUSE VIII. MISCELLANEOUS

     This Contract has two counterparts, one for Party A and one for Party B. The counterparts shall become effective after both Parties affix the seals of legal persons and legal representatives.


                                                 REV. 2002  P4, 9 pages in total

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PARTY A: China Finance Online (Beijing) Co. Limited

REPRESENTATIVE: /s/ Linghai Ma

ADDRESS: Suite 610B, Peace Mansion
         28 Jinrong Avenue, Xicheng District
         Beijing

POSTAL CODE: 100032

TELEPHONE: 010-66210631 / 66210639

FAX: 010-66210640

BANK:

ACCOUNT NUMBER:



PARTY B: Shanghai Wind Information Co., Ltd. [/s/ COMPANY SEAL]

REPRESENTATIVE: /s/ Jie Yu

ADDRESS: Floor 8, Suite A, Jinhui Tower
         379 Pudong Road South
         Shanghai

POSTAL CODE: 200120

TELEPHONE: 021-68869070 / 68869080

FAX: 021-68869099

BANK: Pudong Branch of ICBC

ACCOUNT NUMBER: 1001181309006908690



                                                REV. 2002  P5, 9 pages in total